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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               _________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              VIRATA CORPORATION
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              (Exact Name of Registrant as Specified in Charter)

                               Delaware                                                       77-0521696
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
                   (State of Incorporation or Organization)                                    (IRS Employer
                                                                                             Identification No.)

                  2933 Bunker Hill Lane, Suite 201, Santa Clara, California                    95054
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                      (Address of Principal  Executive Offices)                                (Zip Code)
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If this form relates to the registration  If this form relates to the
of a class of securities pursuant to      registration of a class of securities
Section 12(b) of the Exchange Act         pursuant to Section 12(g) of the
and is effective pursuant to              Exchange Act and is effective
General Instruction A.(c), please         pursuant to General Instruction A.(d),
check the following box.  [ ]             please check the following box.  [X]


Securities Act registration statement file number to which this form relates:
  333-86591
 ------------

Securities to be registered pursuant to Section 12(b) of the Act:


          Title of Each Class                  Name of Each Exchange on Which
          to be so Registered                  Each Class is to be Registered
       ------------------------             ---------------------------------
                 None                                 Not Applicable
-------------------------------------     --------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, par value $0.001
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                               (Title of Class)
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                              VIRATA CORPORATION.

                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered.

     The description of Registrant's securities will be set forth in full under the caption "Description of Capital Stock - Common Stock" in the form of prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and by this reference is incorporated herein and made a part hereof.


Item 2.   Exhibits.

     3.1* Form of Amended and Restated Certificate of Incorporation of the
          Registrant

     3.2* Amended and Restated Bylaws of the Registrant

     4.1* Specimen Form of Registrant's Common Stock Certificate

_________

*  Previously filed or to be filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1
(Registration No. 333-86591), and the amendments thereto, such exhibit being incorporated herein by this reference.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 17, 1999           VIRATA CORPORATION

                                   By:   /s/ Charles Cotton
                                      -------------------------------------
                                      Charles Cotton
                                      Chief Executive Officer and Director
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                                 EXHIBIT INDEX

   Exhibit
   Number      Description
   ------      ----------------------------------------------------------------

    3.1*       Form of Amended and Restated Certificate of Incorporation of the
               Registrant

    3.2*       Amended and Restated Bylaws of the Registrant

    4.1*       Specimen Form of Registrant's Common Stock Certificate


_________

* Previously filed or to be filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1
(Registration No. 333-86591), and the amendments thereto, such exhibit being incorporated herein by this reference.